EXHIBIT 10.3

                           PURCHASE AND SALE AGREEMENT
                          (Saddle Vista at Saddle Rock)


THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is entered into and effective as of as of this 18th day of April, 2003, by and between Saddle Vista at Saddle Rock, LLC, a Colorado limited liability company ("Seller"), whose address is 9051 E. Mineral Circle, Suite 200, Centennial, Colorado 80112, and Ashcroft Homes Corporation, a Colorado Corporation, or its permitted assigns hereunder, whose current address is c/o 56 Inverness Drive East, Suite 105, Englewood, Colorado 80112 ("Purchaser").

                                    RECITALS:

     A. Seller is the fee owner of that certain real property and all improvements thereon and appurtenances thereto located in the County of Arapahoe, State of Colorado (the "Property"), which Property is defined herein and further described on Exhibit A attached hereto and incorporated herein by this reference.

     B. Purchaser desires to acquire the Property from Seller.

     C. The Seller and Purchaser hereby agree to the terms and provisions of this Agreement.

AGREEMENT

     1. Definitions.
     ---------------
     For purposes of this Agreement, the following terms shall have the meanings set forth below:

          1.1 "Closing"
          -------------
          shall mean the date of execution and delivery of the "Deed", as defined below, and other documents necessary to consummate Seller's sale of the Property and the Residences to Purchaser.

          1.2 "Contracts"
          ---------------
          shall mean and refer to all contracts, agreements or other arrangements, written or oral, which are in any manner associated with, or which may have any rights or connection to, the Property, a Lot, a Residence, that are still in effect, or for which there remain any outstanding obligations or entitlements, at the time of Closing, and which have been set forth and disclosed to Purchaser by Seller on Exhibit B, attached hereto and incorporated herein by this reference, which have been reviewed and not objected to by Purchaser as further provided under this Agreement.

          1.3 "Lot" or "Lot(s)"
          ---------------------
          shall mean those portions of the Property designated as such in Exhibit A, which, as a result of the approval of the applicable jurisdiction and recordation of the respective plats therefore in the real property records of Arapahoe County, Colorado, are, or will be prior to Closing of the respective conveyance of title thereto as provided hereunder, fully subdivided and separately conveyable lots, with all necessary development-ready services to the

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

     lot line, according to the applicable laws regarding the subdivision and development of property in Colorado and the applicable county in which the respective Lot is located. For purposes of this Agreement, the term Unit s) is included within the definition of Lots to the extent and as applicable to those Lots upon which properly permitted construction of a Unit had been commenced at the time of Closing hereunder.

          1.4 INTENTIONALLY OMMITTED

          1.5 "Permitted Exceptions"
          --------------------------
          shall mean the following, only to the extent that they are not Title Defects as defined under Section 4.5 of this Agreement: (i) any easements, restrictions or conditions shown on the Final Plat; (ii) real property taxes and assessments for the year of Closing and subsequent years; (iii) building, zoning and other applicable ordinances and regulations of Arapahoe County, Colorado (the "County"); (iv) any and all reservations, exceptions, easements, rights of way, restrictive covenants, conditions and other matters that may be recorded in the records of the County; (v) taxes, assessments, fees or charges, if any, resulting from the inclusion of the Property in any water and sanitation district and any and all other special taxing districts in which the Property is included; (vi) any defects in or objections to title to the Property caused by Purchaser or any one claiming by, through or under Purchaser; (vii) any condition which is open and obvious on the ground or which a survey would disclose; and (viii) any other reservations, exceptions, easements, rights-of-way, or other matters which are waived or deemed waived by Purchaser pursuant to Section 4 hereof.

          1.6 INTENTIONALLY OMMITTED

          1.7 "Plans"
          -----------
          shall mean and refer to all plans and specifications applicable to a Unit constructed or to be constructed on a Lot, inclusive of all detailed construction plans, as built drawings, all specifications therefore and any and all changes, amendments and modifications thereof.

          1.8 "Property",
          ---------------
          as described above and in Exhibit A, shall mean and consist of the site including 116 Lots together with single family attached units (the "Unit(s)") located on certain of the Lots that are in various stages of completion, plus the completed Units as further defined herein, plus the net proceeds of the sale and closing of any Lot that occurs prior to the Closing hereunder. For purposes of this paragraph and this Agreement, the "net proceeds of the sale and closing of any Lot that occurs prior to the Closing hereunder" shall mean and include the gross proceeds of the sale and closing of any Lot hereunder, including any completed Unit thereon, minus all costs of sale approved by Purchaser and any other costs regarding the Lot or completed Unit that would be otherwise credited against the Purchase Price for same under this Agreement, which net proceeds amount will be escrowed from and out of the Closing of the sale of the respective Lot and held pending the Closing hereunder.

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

          1.9 "Completed Unit(s)"
          -----------------------
          shall mean and include the single family attached unit and all related improvements constructed or to be constructed on the Lot(s); together with the Plans associated with the Unit constructed or to be constructed on the Lot, and all Contracts regarding the Lot or Unit.

     2. Purchase and Sale.
     ---------------------

          2.1 Agreement for Purchase and Sale.
          ------------------------------------
          In consideration of the mutual obligations set forth below and for other good and valuable consideration, the sufficiency of which is hereby acknowledged by the parties hereto, Seller agrees to sell and Purchaser agrees to buy the Property according to the terms and conditions set forth in this Agreement.

          2.2 Purchase Price.
          -------------------
          The Purchase Price ("Purchase Price") for the Property shall be and include: (i) any combination acceptable to the Parties of assumption of the existing development and construction loans for the Lots and/or Units, or obtaining new financing on the Lots and Units, (collectively, "Unit Construction Financing"), in accordance with the schedule of such outstanding Unit Construction Financing as set forth on Exhibit C attached hereto and incorporated herein by this reference, totaling in the approximate aggregate the sum for Acquisition and Development to Ohio Savings of $4,510,686 and $1,130,978 to Guaranty Bank for Unit Construction (as of April 16 and to be adjusted at closing to equal all outstanding principal and interest owing as of the closing date) as described in Exhibit C, attached hereto and incorporated herein by this reference; (ii) assumption of, or conversion of all investor debt obligations, exclusive of the $300,000 note and deed of trust in the name of Saddle Vista LLC, of Seller directly encumbering the Property, currently totaling, in the approximate aggregate, the sum of $2,888,861 (to be adjusted at closing to equal the outstanding principal and interest) (collectively, the "Property Obligations") as further described and set forth on Exhibit C, attached hereto and incorporated herein by this reference, subject to the approval of each of said Property Obligations by Purchaser as further set forth in this Agreement; (iii) assumption of the monetary obligation for earnest money deposits from purchasers of individual Lots and Units previously given to Seller as further set forth and described on Exhibit C, attached hereto and incorporated herein by this reference (in conjunction with and to the extent of the transfer to Purchaser from Seller of the said earnest money deposits at the time of Closing hereunder); (iv) satisfaction of the outstanding Subcontractor Payables in the approximate amount of $82,469 and Property Taxes in the approximate amount of $309,221 (to be adjusted at closing) as disclosed on Exhibit C of this agreement, attached hereto and incorporated herein by this reference; and (v) plus an equity amount to be determined by May 1, 2003 in the form of Purchaser's common stock.

     3. Completion of Units.
     -----------------------
     In addition to the Purchase Price to be paid by Purchaser to Seller as herein set forth, Purchaser shall complete the Units and assume all warranty obligations to initial purchasers of said Units subject to the terms of this Agreement regarding such warranties. Matters herein regarding warranty obligations shall survive the Closing.

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

     4. Purchaser's Investigations and Reviews.
     ------------------------------------------

          4.1 Title Insurance Commitment.
          -------------------------------
          Within ten (10) days after execution and acceptance of this Agreement by Seller, Seller shall deliver or cause to be delivered to Purchaser a title insurance commitment (the "Title Commitment", Exhibit B) issued by North American Title Company ("Title Company") together with copies of all recorded exceptions to title referred to therein (collectively with the Title Commitment, the "Title Documents"), showing merchantable title to the Property to be vested in Seller and committing to insure such title to the Property in Purchaser or Purchaser's agreed assignees or designees by the issuance as of the Closing date hereunder of its standard form owner's policy of title insurance in the amount of the Purchase Price, deleting there from the pre-printed Standard Exceptions and containing only such other exceptions as are not objected to by Purchaser as otherwise provided in this Agreement. Purchaser shall be entitled to review the Title Documents as part of its investigations hereunder, as further set forth herein.

          4.2 Title Defects.
          ------------------
          If, upon review of the Title Documents, Purchaser asserts the existence of any encumbrance, encroachment, defect in or other matter affecting title which, in Purchaser's opinion, renders title to the Property, unmarketable or otherwise unacceptable, and which Purchaser does not waive (any of the foregoing shall be deemed a "Title Defect"), Purchaser will give Seller written notice of such Title Defect(s) within ten (10) business days after Purchaser's discovery of each such Title Defect and, in any case, on or before the date of Closing. After receipt of such notice, Seller shall use such efforts and expend such amount as are reasonable to remove or cure any such Title Defects prior to Closing. Seller shall have no obligation, however, to cure any Title Defect. If Seller elects, in its sole discretion, to cure any Title Defect, Seller may, by written notice to Purchaser within five (5) days of such election but, in any event, prior to the date of Closing, extend the date of Closing for a period up to thirty (30) days (the "Title Defect Extension") in order to attempt to cure such Title Defect. If Seller elects to invoke the Title Defect Extension, Seller shall give written notice to Purchaser when any Title Defect is cured and Closing shall occur on the tenth (10th) business day following the giving of such notice or such other date to which the parties may agree which shall be, in any event, prior to the end of the thirty (30) day time period referenced above for Title Defect extension. If Seller does not or is unable to so remove or cure all such Title Defects prior to Closing, Purchaser may: (i) waive all such uncured Title Defects and accept such title as Seller is able to convey as of Closing; or (ii) terminate this Agreement and all parties shall be relieved of any further obligations hereunder.

     Seller shall be entitled to use and rely on the net proceeds from Closing otherwise due to the Seller in order to cure or remove any Title Defect which may be removed by payment of an ascertainable amount of money and for which the title policy will delete or affirmatively insure over the Title Defect so cured in conjunction with, and at the time of, the Closing. Purchaser agrees that any Title Defect shall be deemed cured if Seller shall cause the Title Defect to be deleted from the Title Commitment and the "Title Policy" as defined below, or if Seller obtains affirmative title insurance protection inuring to the Purchaser with respect thereto at or before the Closing.

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

          4.3 Property Inspections & Document Reviews.
          --------------------------------------------
          Purchaser shall be entitled to Inspect the Property, and review all documents and other matters connected with or related to the Property, including only by way of example, and expressly without limitation, the Plans, the Contracts, Real Estate Listing Agreements, the Lot purchaser
     Earnest Money Deposits and related purchase agreements, the Subcontractor Payables, and the Unit Construction Financings, for its satisfaction and approval. If Purchaser is not satisfied with its inspection of the Property or its review of any of the above referenced or other documents or matters regarding the Property, and Purchaser notifies Seller of its dissatisfaction on or before the Closing Date hereunder, then Purchaser shall be entitled to terminate this Agreement. Upon such termination, all parties hereto shall be released from any and all obligations hereunder except to the extent expressly provided for otherwise, and this Agreement shall be of no further force and effect. For purposes of this Agreement, the Inspection Period, as that term may be otherwise used in this Agreement, shall mean and refer to the period of time from and after the mutual execution of this Agreement to and including the Closing Date.

          4.4 Entry Limitations and Waiver.
          ---------------------------------
          Purchaser, its authorized agents, employees and independent contractors, shall have the right, for Purchaser's benefit, to enter upon the Property for the purpose of conducting all reasonable investigations, inspections and studies thereof. Any entry by or on behalf of Purchaser shall be subject to such reasonable rules, regulations, standards and conditions as Seller may impose, but in a manner so as not to unreasonably interfere with Purchaser's rights to inspect the Property and conduct reasonable tests thereof. All inspections, tests and studies shall be at the sole cost and expense of Purchaser. Purchaser shall not damage, destroy or harm the Property, or unreasonably impact the vegetation thereon while conducting any inspection, test or study, and Purchaser shall be responsible for promptly repairing and reasonably restoring the Property to its original condition at Purchaser's sole cost and expense. In addition, Purchaser acknowledges that dangerous conditions may exist on and in the vicinity of the Property. Purchaser hereby waives all claims for any injury suffered by Purchaser resulting from Purchaser's entry upon the Property and not caused by Seller's gross negligence or intentional misconduct. The preceding acknowledgement and waiver shall survive Closing and any termination of this Agreement.

          4.5 Indemnity.
          --------------
          Purchaser  agrees  to  indemnify  and hold  Seller  harmless  from and against any claim, demand, liability, lien, cost or expense asserted against Seller, the Property arising out of or resulting from the activity of Purchaser's investigations thereof, and to pay Seller all reasonable costs and expenses, including reasonable attorney's fees, incurred in successfully defending any such matter; provided, that Purchaser shall not be liable to Seller for such claims as may be the result of Seller's gross negligence or intentional misconduct. Notwithstanding any of the terms and provisions of this Agreement to the contrary, this indemnification obligation of Purchaser shall survive Closing and any termination of this Agreement.

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

          4.6 Plans.
          ----------
          Seller agrees to assign to Purchaser, at no cost to Purchaser, the Seller's rights to use the Plans that are currently being used to build Units upon the Property. Seller represents that said Plans are complete and usable as assigned. Any and all additional work required or necessary to amend Plans and/or make any requested or desired changes shall be at the sole cost of Purchaser.

     5. Title.
     ---------

          5.1 Status of Title.
          --------------------
          At Closing, Seller shall convey to Purchaser good and marketable fee simple title to the Property.

          5.2 Issuance of Title Policy.
          -----------------------------
          At Closing, Seller shall cause the Title Company to issue, or unconditionally commit to issue at Seller's expense, to Purchaser or Purchaser's designee, its standard form owner's policy of title insurance insuring marketable, insurable title to the Lot(s) in the amount of the Purchase Price, deleting the pre-printed Standard Exceptions, but subject to the Permitted Exceptions (the "Title Policy"). Any endorsements, beyond the pre-printed Standard Exceptions or in addition to those resulting from Title Defects, requested by Purchaser shall be paid for by Purchaser.

          5.3 Special Taxing Districts.
          -----------------------------
          SPECIAL TAXING DISTRICTS MAY BE SUBJECT TO GENERAL OBLIGATION INDEBTEDNESS THAT IS PAID BY REVENUES PRODUCED FROM ANNUAL TAX LEVIES ON
     THE TAXABLE PROPERTY WITHIN SUCH DISTRICTS. PROPERTY OWNERS IN SUCH DISTRICTS MAY BE PLACED AT RISK FOR INCREASED MILL LEVIES AND EXCESSIVE TAX BURDENS TO SUPPORT THE SERVICING OF SUCH DEBT WHERE CIRCUMSTANCES ARISE RESULTING IN THE INABILITY OF SUCH A DISTRICT TO DISCHARGE SUCH INDEBTEDNESS WITHOUT SUCH AN INCREASE IN MILL LEVIES. PURCHASER SHOULD INVESTIGATE THE DEBT FINANCING REQUIREMENTS OF THE AUTHORIZED GENERAL OBLIGATION INDEBTEDNESS OF SUCH DISTRICTS, EXISTING MILL LEVIES OF SUCH DISTRICT SERVICING SUCH INDEBTEDNESS, AND THE POTENTIAL FOR AN INCREASE IN SUCH MILL LEVIES.

     6. Seller's Representations, Warranties and Covenants.
     ------------------------------------------------------
     Seller represents, warrants and covenants to Purchaser as follows:

          6.1 Good Title.
          ---------------
          Seller owns good, marketable and insurable fee simple title to the Property, subject to the Permitted Exceptions.

          6.2 No Third-Party Interests.
          -----------------------------
          Seller has not granted to any party any options, contracts or other agreements with respect to a purchase or sale of the Property, or any portion thereof or any interest therein except existing listing agreements regarding the marketing and sale of Lots and Units entered into in the ordinary course of business ("Real Estate Listing agreements").

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

          6.3 No Possessory Rights.
          -------------------------
          Except for any rights of possession under the Permitted Exceptions, there are no parties in possession of any of the Property, and there are no other rights of possession or use, which have been granted to any third party.

          6.4 Notices.
          ------------
          Seller has no knowledge, and Seller has not received notice that : (i) the Property is in violation of any applicable statutes, ordinances, codes (including, but not limited to, zoning, building, subdivision, pollution, environmental protection, water disposal, health, fire and safety engineering codes), or the rules and regulations of, any governmental authority having jurisdiction over the Property; (ii) any actions, suits, proceedings or claims are pending or threatened with respect to or in any manner affecting the Property, or the ability of Seller to consummate the transaction contemplated by this Agreement; or (iii) there are any pending or threatened condemnation or similar proceedings or special assessments affecting the Property, or any part thereof.

          6.5 Environmental Conditions.
          -----------------------------
          Seller has no knowledge, and Seller has not received notice, of: (i) any violation of Applicable Environmental Laws relating to the Property; or
     (ii) the presence, use, storage or discharge of any Hazardous Substances on, in or under the Property.

     As used herein, the term "Applicable Environmental Laws" shall mean any local, state or federal law, rule or regulation, pertaining to environmental regulation, contamination, cleanup or disclosure, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (42 U.S.C. ss. 9601, et seq.), the Resource, Conservation and Recovery Act, as amended, (42 U.S.C. ss. 6901, et seq.), Superfund Amendments and Reauthorization Act of 1986 (Pub. L. 99-499 100 Stat. 1613), the Toxic Substances Control Act (15 U.S.C. ss. 2601, et seq.), the Emergency Planning and Community Right to Know Act of 1986 (42 U.S.C. ss. 1101, et seq.) and all amendments of the foregoing, or any state superlien or environmental clean-up or disclosure statutes. As used herein, the term "Hazardous Substances" shall mean all substances and materials which are included under or regulated by any Applicable Environmental Law together with asbestos, polychlorinated biphenyls, petroleum and raw materials which include hazardous constituents.

          6.6 Authority.
          --------------
          Seller is a limited liability company duly organized and existing and in good standing under the laws of the State of Colorado. Seller has the full right and authority to enter into this Agreement and consummate the transaction contemplated by this Agreement. All requisite company or other entity action has been taken by Seller in connection with the entering into of this Agreement, the documents and instruments referenced herein, and the consummation of the transactions contemplated hereby. Each of the persons and entities signing this Agreement on behalf of Seller is authorized to do so. Seller shall furnish to Purchaser any and all documents to evidence such authority, as Purchaser shall reasonably request.

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

          6.7 "AS IS, WHERE IS" Disclaimer of Warranties:
          -----------------------------------------------

               6.7.1 Purchaser acknowledges and agrees: Except as provided or expressly represented herein, neither Seller nor anyone acting for or on behalf of Seller, makes or agrees to make, except as may be otherwise expressly set forth herein, any representation, warranty, statement or promise to Purchaser concerning the Property, the quality, value, physical aspects or condition thereof; any dimensions or specifications of the Property, the feasibility, desirability, convertibility of the Property for or into any particular use, the current or projected income or expenses of the Property or any other matter with respect to the Property; that entering into this Agreement, Purchaser has not relied upon any representation, statement or warranty of Seller or anyone acting for or on behalf of Seller, other than as expressly contained in this Agreement and that all matters concerning the property, including the maximum size of any improvements that can be constructed thereon, have been independently verified by Purchaser and that Purchaser is purchasing the Property based upon its own inspection and examination thereof; that Purchaser is purchasing the Property "AS IS" and "WHERE IS" with all faults; and that Purchaser does hereby waive and Seller does hereby disclaim all Warranties, whether expressed or implied, including by way of description but not limitation, those of marketability, merchantability of title, fitness for a particular purpose, tenantability, habitability, use and all warranties relating to compliance by the property with any applicable governmental laws and regulations including, without limitation, building and zoning codes, the soil conditions of the Property, and the compliance by the Property with any environmental requirements.. The terms of this paragraph will survive the closing and conveyance of the Property to Purchaser by Seller.

          6.8 Omissions; Indemnity.
          -------------------------
          All representations and warranties made by Seller in this Article 6 are free from any untrue statement of material fact and do not omit to state any material facts necessary to make the statements contained herein or therein not misleading. Each of the representations and warranties contained in this Article 6 are acknowledged by Seller to be material and to be relied upon by Purchaser in proceeding with this transaction, shall be deemed to have been remade by Seller as of the date of the Closing and shall survive the Closing for a period of five years. Seller shall indemnify and hold Purchaser harmless and defend Purchaser from any loss, liability or expense, including reasonable attorneys' fees, incurred by Purchaser for any claim made against Purchaser by reason of the breach or inaccuracy of any of the foregoing representations or warranties.

     7. Purchaser's Representations and Warranties.
     ----------------------------------------------
     Purchaser represents and warrants to Seller as follows:

          7.1 Authority.
          --------------
          Purchaser is a Corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, and is authorized to conduct business in the State of Colorado. Purchaser has the full right and authority to enter into this Agreement and consummate the transaction contemplated by this Agreement. All requisite corporate action has been taken by Purchaser in connection with the entering into of this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated hereby. Each of the persons signing this Agreement on behalf of Purchaser is authorized to do so. Purchaser shall furnish to Seller any and all documents to evidence such authority, as Seller shall reasonably request.

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

          7.2 Investigations.
          -------------------
          Prior to the end of the Inspection Period, Purchaser will make all investigations it deems necessary or prudent concerning its acquisition of the Property and its intended development and Marketing of same, including, without limitation, investigations into soils conditions, environmental conditions, and environmental assessment, if any, obtained by Purchaser, suitability of the grading plans for the subdivision, and the status of any applicable home owner's association.

          7.3 INTENTIONALLY OMMITTED

          7.4 Omissions; Indemnity.
          -------------------------
          All representations and warranties made by Purchaser in this Agreement are free from any untrue statement of material fact and do not omit to state any material facts necessary to make the statements contained herein or therein not misleading. Each of the representations and warranties contained in this ARTICLE 7 are acknowledged by Purchaser to be material and to be relied upon by Seller in proceeding with this transaction, shall be deemed to have been remade by Purchaser as of the date of the Closing and shall survive the Closing. Purchaser shall indemnify and hold Seller harmless and defend Seller from any loss, liability or expense, including reasonable attorneys' fees, incurred by Seller for any claim made against Seller by reason of the breach or inaccuracy of any of the foregoing representations or warranties.

          7.5 INTENTIONALLY OMMITTED

     8. Seller's Undertakings Pending Closing.
     -----------------------------------------

          8.1 Title and Survey.
          ---------------------
          Until the earlier of the Closing or the termination of this Agreement, Seller agrees not to do anything, and not to permit anything to be done, which would impair or modify the status of title as shown on the Title Commitment or the Survey, or to otherwise affect, encumber or impair the Property in any manner, unless specifically agreed to by Purchaser as a part of Seller's cure of any Title Defect hereunder.

          8.2 Advise Purchaser.
          ---------------------
          Until the earlier of the Closing or the termination of this Agreement, Seller agrees to notify Purchaser promptly upon learning or receiving notice, whichever first occurs, of:

                    8.2.1 Prior to Closing.
                    -----------------------
                    Until the earlier of the closing or the  termination of this
               Agreement, Seller agrees to notify Purchaser of any event, transaction, or occurrence prior to the Closing which would or might materially affect the Property, or any part thereof; or any other agreement with respect to the Property.

                    8.2.2 Representations and Warranties.
                    -------------------------------------
                    Any   fact  or   event   which   would   make   any  of  the
               representations or warranties of Seller contained in this Agreement untrue or misleading in any material respect or which would cause Seller to be in violation of any of its covenants or other undertakings or obligations hereunder.

                    8.2.3 Litigation.
                    -----------------
                    Any pending or threatened (and unresolved)  litigation which affects the Property, or any part thereof, or which would affect the transaction contemplated hereby.

                    8.2.4 Damage.
                    -------------
                    Any damage or destruction  (excluding  normal wear and tear)
               to the Property, or any part thereof.

                    8.2.5 Condemnation.
                    -------------------
                    Any  pending or  threatened  (and  unresolved)  condemnation which would affect the Property, or any part thereof.

                    8.2.6 Bankruptcy.
                    -----------------
                    Any threatened  (and  unresolved) or pending  proceedings in bankruptcy or insolvency which would affect the Property, or any person or entity owning any interest therein.

                    8.2.7 Default.
                    --------------
                    Any default  under any  agreement  which would affect all or any part of the Property or the, or any act or omission which with the passage of time or the giving of notice, or both, would constitute such a default.

               Upon the happening of any one or more of the events described above, Purchaser, upon receipt of the notice herein provided for regarding such items or events, shall have the option of accepting the fact or event for which it received notice or, alternatively and at its election, terminating this Agreement via written notification thereof to Seller on or before the Closing Date.

     9. Conditions Precedent to Obligations to Close.
     ------------------------------------------------

          9.1 Conditions Precedent to Purchaser's Obligation to Close.
          ------------------------------------------------------------
          Purchaser shall not be obligated to close hereunder unless each of the following conditions shall exist on the date of the Closing:

                    9.1.1 Title Policy.
                    -------------------
                    The  Title   Company   shall  be   prepared   to  issue  (or
               unconditionally commit to issue) the Title Policy as described in
               Section 5.2.

                    9.1.2 Accuracy of Representations.
                    ----------------------------------
                    The representations and warranties made by Seller in ARTICLE
               6 shall be true and correct on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date, and Seller will so certify.

                    9.1.3 Seller's Performance.
                    ---------------------------
                    Seller shall have  performed all  covenants and  obligations and complied with all conditions required by this Agreement to be performed or complied with by Seller on or before the Closing Date.

                    9.1.4 Property Inspections and Document Reviews.
                    ------------------------------------------------
                    Purchaser   shall  have   completed  all  desired   Property
               Inspections and Document Reviews allowed under Section 4.3 of this Agreement within the Inspection Period and expressed no dissatisfaction thereof that was not cured to its satisfactions.

                    9.1.5 Financing, Funding & Payment.
                    -----------------------------------
                    Purchaser  shall have secured the financing and the funding, converted all investor debt obligations, and obtained any and all lender consents to any assumption of acquisition, development or construction loans on terms acceptable to them.

          9.2 Conditions Precedent to Seller's Obligation to Close.
          ---------------------------------------------------------
          Seller shall not be obligated to close hereunder unless each of the following conditions shall exist on the date of Closing:

                    9.2.1 Lender Consent.
                    ---------------------
                    Purchaser shall use reasonable effort to obtain all required consents to such purchase by current Lenders on the Property if assumption of debt is used by the Purchaser.

                    9.2.2 Bring Current and Assume.
                    -------------------------------
                    Purchaser agrees to assume the current disclosed liabilities on the Property to the extent expressly provided in this Agreement.

                    9.2.3 Release.
                    --------------
                    Gene  Osborne  and  Osborne  Holding  Corporation  and their affiliates shall be released by all lenders of the Property all liability on the indebtedness associated with the Property that is specifically described herein and for which such release is otherwise expressly required hereunder. If such releases are not obtained, Seller may agree to accept in lieu of such releases full and unconditional indemnification by Purchaser of Gene Osborne, Osborne Holding Corporation and their affiliates from and against any and all liability to all lenders.

                    9.2.4 Investors.
                    ----------------
                    All investors and subordinate  deed of trust holders holding obligations secured by the Property, or any portion thereof, and the Seller, and who are otherwise specifically disclosed to Purchaser and described herein as requiring such consent shall have consented to the sale.

                    9.2.5 INTENTIONALLY OMMITTED

                    9.2.6 INTENTIONALLY OMMITTED

     10. Closing.
     ------------
     Purchaser and Seller agree that closing ("Closing") shall occur as follows:

          10.1 Closing Date and Place.
          ----------------------------
          The Closing will occur on May 15, 2003, or such earlier date as may be mutually agreed to by the parties (the "Closing Date"). The Closing will take place at a time and a location designated by mutual agreement. Except as expressly provided in this Agreement, the Closing Date shall not be extended and time shall be of the essence as to the Closing Date.

          10.2 Closing Documents.
          -----------------------
          At Closing, the parties will take the following actions:

                    10.2.1 Special Warranty Deed.
                    -----------------------------
                    Seller will  deliver or cause to be delivered to Purchaser a special warranty deed, in form and substance consistent with the requirements of this Agreement and the Title Commitment, and satisfactory to Purchaser or its counsel, properly executed and acknowledged, conveying good and marketable title to the Property subject only to the Permitted Exceptions.

                    10.2.2 INTENTIONALLY OMMITTED

                    10.2.3 Payment of Purchase Price.
                    ---------------------------------
                    Purchaser   shall  pay  the  Purchase  Price  to  Seller  in
               accordance with the provisions of this Agreement.

                    10.2.4 Settlement Sheets, and Funds.
                    ------------------------------------
                    The Title Company shall prepare,  and each party hereto will sign and deliver, settlement statements and closing statement reflecting the Purchase Price and all adjustments and pro-rations to be made thereto pursuant to this Agreement. The closing statement shall reflect the fact that Seller shall be obligated to pay the premium for the Title Policy, the payment of fees for recording the deed, and any documentary or other fees payable in connection with such recording; and that the parties shall equally split any closing fee payable to the Title Company.

                    10.2.5 Further Documents.
                    -------------------------
                    Purchaser  and Seller  shall  execute  and  deliver all such other documents (including, but not limited to, mechanic's lien affidavits) as may be necessary or appropriate to carry out Purchaser and Seller's respective obligations under this Agreement and as may be further required by the Title Company acting as the closing and settlement agent, or otherwise pursuant to any written closing instructions.

          10.3 Possession.
          ----------------
          Purchaser will be entitled to enter into possession of the Property on the date of Closing.

     11. Adjustments or Pro-rations.
     -------------------------------
     Normal adjustments and pro-rations shall be made at the Closing on the settlement sheets described in Section 10.2.4 above:

          11.1 Ad Valorem Taxes.
          ----------------------
          The Purchaser as detailed in the Purchase Price Section 2.2 shall assume the real property taxes attributable to the Property.

          11.2 Association(s) Assessments.
          --------------------------------
          Purchaser shall be responsible for all assessments levied against the Property pursuant to the terms contained in any recorded covenants that are Permitted Exceptions for all periods after the date of Closing Date. Seller shall be responsible for, and pay at closing, all assessments levied against the Property pursuant to the terms of any recorded covenants that are Permitted Exceptions for all periods prior to and including the Closing Date.

          11.3 Excise, Transfer and Sales Taxes.
          --------------------------------------
          Seller shall be responsible for the payment of all excise, transfer (such as documentary fees or stamps), sales and use taxes imposed with respect to the transaction contemplated by the Agreement and shall indemnify and hold Purchaser harmless from the payment of such taxes.

          11.4 Insurance.
          ---------------
          Purchaser shall be responsible for obtaining new insurance coverage with respect to the Property as of the date of Closing.

     12. INTENTIONALLY OMMITTED

     13. Casualty Damage.
     --------------------

          13.1 Notice and Estimate.
          -------------------------
          In the event that the Property should be damaged by any casualty prior to Closing, Seller shall promptly give Purchaser written notice of such occurrence, and as soon thereafter as practicable, shall provide Purchaser with an estimate made by an engineer or contractor selected by Seller and approved by Purchaser (which approval shall not be unreasonably withheld or delayed) of the cost and time required to repair such damage.

          13.2 Minor Damage.
          ------------------
          If the estimated cost of repairing such damage is equal to or less than ten percent (10%) of the Purchase Price, then Seller shall promptly contract for, pursuant to a contract approved by Purchaser, and commence the repairs and complete so much thereof as may be accomplished prior to the Closing Date. In the event such repairs are not completed on or before the Closing Date, Seller shall assign to Purchaser or its designee so much of the insurance proceeds, including the payment of any deductible amounts, resulting from such damage as have not then been expended for repairs, and Seller shall assign to Purchaser and Purchaser shall assume, the rights and obligations under the construction contract pursuant to which such repairs are being completed.

          13.3 Major Damage.
          ------------------
          If the estimated cost of such repairs is more than ten percent (10%) of the Purchase Price, then either Seller or Purchaser may elect to terminate this Agreement upon written notice to the other given within ten
     (10) days after both parties' receipt of the estimate, whereupon both parties shall be relieved of any further obligations hereunder; however, if neither party elects to so terminate this Agreement, then this Agreement shall remain in full force and effect and the parties shall proceed in accordance with Section 13.2 above.

     14. Condemnation.
     -----------------
     If prior to Closing, Seller learns of any actual or threatened taking in condemnation or by eminent domain (or a sale in lieu thereof) of all or any portion of the Property, Seller will notify Purchaser in writing promptly thereof. Any actual or threatened taking or condemnation by any competent authority in appropriate proceedings of all or any part of the Property between the date of this Agreement and the Closing Date shall, at Purchaser's option, cause a termination of this Agreement. Such election to terminate must be exercised by Purchaser by notice to Seller within 15 days following Purchaser's receipt of Seller's notice pursuant to this Section 14. Upon delivery of such termination notice, this Agreement shall be terminated and both parties shall be relieved of any future obligations hereunder. If Purchaser does not elect to so terminate this Agreement, Seller shall be relieved of all obligations under this Agreement with respect to any portion of the Property actually taken or condemned, but Purchaser will be entitled to receive all proceeds of any such taking or condemnation or all awards or settlement amounts regarding same. Seller agrees that it will not make any adjustment or settlement of any such taking or condemnation proceeding without Purchaser's written consent and will take at Closing all action necessary to assign its entire interest in such award to Purchaser or its designee.

     15. Brokers and Commissions.
     ----------------------------
     Each of the parties represents and warrants to the other that it has not employed, retained or otherwise utilized any broker ("Broker") or finder in connection with any of the transactions contemplated by this Agreement and no broker or person is entitled to any commission or finder's fees in connection with any of these transactions. The Parties each agree to indemnify and hold harmless one another against any loss, liability, damage, cost, claim or expense incurred by reason of any brokerage commission or finder's fee alleged to be payable because of any act, omission or statement of the indemnifying Party.

     16. Remedies.
     -------------

          16.1 Seller's Default.
          ----------------------
          In the event that Seller shall default in the performance of any obligation under this Agreement, Purchaser may, at its option, either: (i) terminate this Agreement by giving written notice of termination to Seller, whereupon both Purchaser and Seller shall be relieved of any further obligations or liabilities hereunder, except those obligations or liabilities that survive termination pursuant to the express terms of this Agreement; or (ii) treat this Agreement as in full force and effect and obtain specific performance therefore together with any damages to which it may be lawfully entitled.

          16.2 Purchaser's Default.
          -------------------------
          In the event that Purchaser shall default in the performance of any obligation under this Agreement, Seller may, as its sole and exclusive remedy, terminate this Agreement by giving written notice of termination to Purchaser whereupon both Purchaser and Seller shall be relieved of any further obligations or liabilities hereunder, except those obligations or liabilities that survive termination pursuant to the express terms of this Agreement.

     17. General Provisions.
     -----------------------
     The parties further agrees as follows:

          17.1 INTENTIONALLY OMMITTED

          17.2 Time.
          ----------
          Time is of the essence with regard to this Agreement and Seller's and Purchaser's obligations hereunder. In the event that the date for performance of any obligation hereunder falls on a Saturday, Sunday or legal holiday, the date for performance of such obligation shall automatically be extended to the next day that is not a Saturday, Sunday or legal holiday.

          17.3 Arbitration of Disputes.
          -----------------------------
          Purchaser and Seller agree that any and all disputes, claims and/or controversies at law or in equity between Purchaser and Seller arising out of, related to or any way connected with the Property, this Agreement, or any resulting transactions, which are not settled through mediation shall be decided by binding arbitration. The arbitration shall be conducted by and in accordance with the rules of the Judicial Arbitration Group.
     ("JAG"). Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties shall have the right to discovery in accordance with applicable Colorado law.

          17.4 Entire Agreement.
          ----------------------
          No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto. This Agreement contains the entire agreement between the parties relating to the purchase and sale of the Property. All prior negotiations and agreements between the parties are merged into this Agreement and there are no promises, agreements, conditions, undertakings, warranties or representations, oral or written, express or implied, between the parties other than as set forth or referenced herein.

          17.5 No Survival.
          -----------------
          Except as expressly provided to the contrary in this Agreement, the obligations of the parties under this Agreement shall not survive Closing.

          17.6 Governing Law.
          -------------------
          This Agreement shall be construed and enforced in accordance with the laws of the State of Colorado.

          17.7 Notices.
          -------------
          All notices, demands or other communications required or permitted to be given hereunder shall be in writing and delivered to Seller and/or Purchaser at their respective addresses as provided in the preamble of this Agreement or to such other address or such other person as any party shall designate to the other for such purpose in the manner herein set forth. Any and all such items shall be deemed to have been duly delivered upon personal delivery; or as of the third (3rd) business day after mailing certified, return receipt requested, postage prepaid, or as of 12:00 noon on the immediately following business day after deposit with Federal Express or a similar overnight courier service.

          17.8 INTENTIONALLY OMMITTED

          17.9 Headings.
          --------------
          The headings which appear in some of the Sections of this Agreement are for purposes of convenience and reference and are not in any sense to be construed as modifying the Sections in which they appear.

          17.10 Counterparts.
          -------------------
          This Agreement may be executed by facsimile signature and/or in counterparts, each of which (or any combination of which) when signed by all of the parties shall be deemed an original, but all of which when taken together shall constitute one and the same agreement.

          17.11 Assignment.
          -----------------
          Purchaser may not assign its rights or obligations under this Agreement without the prior written consent of Seller, and any such attempted assignment shall be null and void and shall constitute a default under this Agreement. During all times while the Agreement is in effect, Seller will not negotiate sale of the lots and units with any other party.

          Notwithstanding the foregoing provisions to the contrary regarding assignment, Purchaser shall be entitled to assign this Agreement or any portion hereof to any affiliate entity in which Purchaser retains an ownership and management position without the prior written or other consent of Seller.

          17.12 Successors and Assigns.
          -----------------------------
          Subject to Section 17.11, this Agreement shall be binding upon and inure benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns.

          17.13 INTENTIONALLY OMMITTED

          17.14 Severability.
          -------------------
          If any provision of this Agreement shall be invalid, illegal or unenforceable, it shall not affect or impair the validity, legality or enforceability of any other provision of this Agreement, and there shall be substituted for the effected provision a valid and enforceable provision as similar as possible to the effected provision.

          17.15 Exhibits Incorporated; Execution.
          ---------------------------------------
          All exhibits to this Agreement are incorporated herein and made a part hereof as if actually set forth herein. This Agreement may be executed in multiple counterparts and by facsimile signature.

          17.16 Joint and Several Liability.
          ----------------------------------
          If two or more persons or entities are named herein as Purchaser, their obligations hereunder shall be joint and several.

          17.17 General Cooperation.
          --------------------------
          Notwithstanding any other provision of this Agreement to the contrary, and notwithstanding the Closing of the sale of the Property to Purchaser, Purchaser and Seller agree in good faith before and after Closing to execute such other further or additional documents, and to take such other actions, as may be reasonably necessary or appropriate to fully carry out the intent and purposes of the parties as set forth in this Agreement.

          17.18 Negotiated Provisions.
          ----------------------------
          The rule of construction by which the terms of a contract are construed against the drafting party shall not apply to this Agreement or any interpretation of it.

          17.19 No Implied Waiver.
          ------------------------
          No failure by Seller or Purchaser to insist upon the strict performance of any term, covenant or provision contained in this Agreement, no failure by Seller or Purchaser to exercise any right or remedy under this Agreement, and no acceptance of full or partial payment or performance owed to Seller or Purchaser during the continuance of any default by the other party, shall constitute a waiver of any such terms, covenant or provision, or a waiver of any such right or remedy, or a waiver of any such default unless such waiver is made in writing.

          17.20 INTENTIONALLY OMMITTED

          17.21 Interstate Land Sales Act.
          --------------------------------

               17.21.1 Intent.
               ---------------
               It is the intent of Seller and acknowledged by Purchaser that the sale of the Property will be exempt from the provisions of the Federal Interstate land Sales Full Disclosure Act under the exemption applicable to the sale or lease of Lot(s) to any person who acquires such Lot(s) for the purpose of engaging in the business of constructing residential improvements and homes. Purchaser hereby represents and warrants that Purchaser is acquiring the Lot(s) for such purposes. By placing initials next to this paragraph, Purchaser, or the representative of Purchaser executing this Agreement on its behalf, specifically acknowledges that it has read this paragraph and has made the representations and warranties contained herein.

               17.21.2 Primary Business.
               -------------------------
               Purchaser further represents and warrants to Seller that Purchaser's primary business is in the construction and sale of new homes for profit and that its purchase of the Lot(s) and Units is for such purposes. By placing initials next to this paragraph, Purchaser, or the representative of Purchaser executing this Agreement on its behalf, specifically acknowledges that it has read this paragraph and has made the representations and warranties contained herein.

          17.22 Press Releases.
          ---------------------
          Purchaser and Seller agree that neither party shall make any statement or release to the media regarding this Agreement or the terms and provisions hereof unless the content and timing of said statement or release shall have been approved by the other party in writing, which approval shall not be unreasonably withheld, conditioned or delayed.

          17.23 Recommendation of Legal Review.
          -------------------------------------
          Each party acknowledges that it has been recommended to retain competent legal counsel to review and examine this Agreement and all other documents relating to this Agreement.

          17.24 INTENTIONALLY OMMITTED

          17.25 INTENTIONALLY OMMITTED

          17.26 INTENTIONALLY OMMITTED

     IN WITNESS WHEREOF, the parties have executed this Purchase and Sale Agreement on the dates set forth below.

               SELLER:

                 Saddle Vista at Saddle Rock, LLC, a Colorado limited liability company

                       By: /s/Jeffrey J. Weiss
                           ----------------------------------

                       Name: Jeffrey J. Weiss
                           ----------------------------------

                       Title: E.V.P.
                           ----------------------------------

                       Date: 4/21/2003
                           ----------------------------------



                     PURCHASER:

                       ASHCROFT HOMES CORPORATION,
                       a Colorado corporation

                       By: /s/ Joe A. Oblas
                           ----------------------------------

                       Name: Joe A. Oblas
                           ----------------------------------

                       Title: President
                           ----------------------------------

                       Date: 4/21/2003
                           ----------------------------------

                                    EXHIBIT A
                                    ---------
                                       TO
                           PURCHASE AND SALE AGREEMENT
                          (Saddle Vista at Saddle Rock)

[List Addresses and Legal Descriptions]

                                    EXHIBIT B
                                    ---------
                                       TO
                           PURCHASE AND SALE AGREEMENT
                          (Saddle Vista at Saddle Rock)

                                Title Commitment
                                ----------------



     See copy of Schedule B -- Section 2 to Title Commitment attached hereto.

     To be inserted upon Receipt

                                    EXHIBIT C
                                    ---------
                                       TO
                           PURCHASE AND SALE AGREEMENT
                          (Saddle Vista at Saddle Rock)

                            OBLIGATIONS ASSUMED THAT
                           COMPRISE THE PURCHASE PRICE



1.   Earnest Money Deposits from purchasers
     --------------------------------------

2.   Land Construction and Land Debt
     -------------------------------

3.   Unit Construction Financing
     ---------------------------

4.   Subcontractor Payables
     ----------------------

5.   Land Investor Debt Obligations
     ------------------------------